EXHIBIT 10.2


                      SWITCH TELECOMMUNICATIONS PTY LIMITED

                                 ACN 073 878 716

                                       and

                                INTERPRETEL, INC.


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                                    AGREEMENT

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                                 KPMG Solicitors
                                 The KPMG Centre
                               45 Clarence Street
                                 Sydney NSW 2000

                               Tel (02) 9335 7000
                               Fax (02) 9335 7220

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                                    AGREEMENT


AGREEMENT made on 30 June 1998

PARTIES

1 SWITCH TELECOMMUNICATIONS PTY LIMITED ACN 073 878 716 of 55 Mentmore Avenue, Roseberry, New South Wales 2018 Australia (Switch)

2 INTERPRETEL, INC. of 5210 E. Williams Circle. Suite 200, Tucson, Arizona, 85711, United States of America (Interpretel)

RECITALS

A Switch is a wholly owned subsidiary of Switch Holdings Pty Limited (Switch Holdings).

B Interpretel is a wholly owned subsidiary of Wavetech International, Inc. (Wavetech).

C Switch and Interpretel are parties to an Equipment and Software Turnkey Agreement which commenced on 21 May 1996 (Licence Agreement) whereby Interpretel agreed to supply to Switch certain software and hardware and a licence to use the software.

D Certain disputes and differences have arisen between Switch and Interpretel in relation to the Licence Agreement.

E Switch and Interpretel have agreed to terminate the Licence Agreement and grant mutual releases in accordance with the terms and conditions of this Agreement.

OPERATIVE PROVISIONS

1    DEFINITIONS AND INTERPRETATION

1.1  DEFINITIONS

     In this Agreement, unless the context requires otherwise:

     AGREEMENT means this agreement;

     PARTIES means the parties to this Agreement and PARTY means either of them;

     RELATED COMPANY has the meaning given to that term is Section 50 of the Corporations Law;


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     SOFTWARE means the software  supplied by Interpretel to Switch  pursuant to the Licence Agreement;

     SWITCH HOLDINGS means Switch Holdings Pty Limited ACN 082 987 835; and

     WAVETECH means Wavetech International, Inc.

1.2  INTERPRETATION

     In this Agreement, unless the context requires otherwise:

     (a)  words importing the singular include the plural and vice versa;

     (b) references to paragraphs, clauses and recitals are references to paragraphs and clauses of and recitals to, this Agreement; and

     (c) headings are for convenience only and must be ignored in construing this Agreement.

2.   TERMINATION OF LICENCE AGREEMENT

     Switch will pay US$150,000 to Interpretel and thereupon the Licence Agreement will terminate and Switch and Interpretel will each give to each other the releases in the terms set out in clause 5.

3.   LICENCE TO USE SOFTWARE

     For the avoidance of doubt the Parties agree that Switch and Related Companies of Switch will continue to have a licence in the Territory (as defined in the Licence Agreement) to use the Software after the termination of the Licence Agreement free of charge.

4    INDEMNITY PROVISIONS NOT TO APPLY

     The Parties agree that notwithstanding clause 5 of this Agreement and clause 15.2 of the Licence Agreement clauses 12.1 and 12.2 of the Licence Agreement will not continue to apply after the termination of the Licence Agreement.

5    MUTUAL RELEASES

5.1  RELEASE BY SWITCH

     Switch hereby releases, discharges and forever holds harmless Interpretel with respect to, and agrees to indemnify and keep indemnified Interpretel in respect of, any and all loss arising as a result of any and all causes of action, claims (including, but without limiting the generality of the foregoing, claims for legal costs and consequential loss of profits), demands, actions, suits or proceedings of whatever nature
     (other than those arising out of this Agreement), which Switch or any person or entity on Switch's behalf, may now or, but for the execution of

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     this Agreement,  would have had against  Interpretel in connection with the
     Licence Agreement.

5.2  RELEASE BY INTERPRETEL

     Interpretel hereby releases, discharges and forever holds harmless Switch with respect to, and agrees to indemnify and keep indemnified Switch in respect of, any and all loss arising as a result of any and all causes of action, claims (including, but without limiting the generality of the foregoing, claims for legal costs and consequential loss of profits), demands, actions, suits or proceedings of whatever nature (other than those arising out of this Agreement), which Interpretel or any person or entity on Interpretel's behalf, may now or, but for the execution of this Agreement, would have had against Switch in connection with the Licence Agreement.

6    BAR TO ACTION

     Switch and Interpretel agree that the mutual releases provided in clause 3 may be pleaded as a bar to any action, suit or proceeding commenced now or taken at any time by Switch or Interpretel or any person or entity on either Party's behalf with respect to or in any way connected with the Licence Agreement or any other cause of action of whatever nature arising from the same.

7    MISCELLANEOUS

7.1  SUCCESSORS AND ASSIGNS

     This Agreement is binding on and has effect for the benefit of the Parties to this Agreement and their respective successors and permitted assigns.

7.2  GOVERNING LAW AND JURISDICTION

     This Agreement shall be governed by and construed in accordance with the laws in force in the State of New South Wales and the Parties submit to the non-exclusive jurisdiction of the Courts of that State.

7.3  COUNTERPARTS

     This Agreement may be executed in any number of counterparts and all such counterparts taken together will be deemed to constitute one and the same document.

7.4  ENTIRE AGREEMENT

     This Agreement, sets forth the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior understandings, correspondence, agreements, representations, oral or otherwise.

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7.5  COSTS

     Each Party to this Agreement must bear its own costs of and incidental to the preparation, execution and completion of this Agreement.

7.6  FURTHER ASSURANCES

     Each of the Parties agrees that upon receipt of a request by the other Party, it will promptly do such further acts and deeds and will execute, acknowledge and deliver everything reasonably necessary for the purpose of, or to give full effect to, this Agreement and the transactions contemplated by this Agreement and must procure all relevant third parties, so far as each Party is able, to do the same as may be necessary from time to time.

EXECUTED as an Agreement

SIGNED for and on behalf of        )
SWITCH                             )
TELECOMMUNICATIONS                 )
PTY LIMITED by its duly            )
authorized officer                 )
in the presence of:                )    /s/ Terry Cuthbertson
                                        ------------------------------------
                                        Signature of Duly Authorized Officer

/s/ Gary David Mares                    Terry Cuthbertson
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Signature of Witness                    Name of Duly Authorized Officer

Gary David Mares
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Name of Witness

SIGNED for and on behalf of        )
INTERPRETEL, INC.                  )
PTY LIMITED by its duly            )
authorized officer in the presence )
of:                                )    /s/ Gerald I. Quinn
                                        -------------------------------------
                                        Signature of Duly Authorized Officer

/s/ Richard P. Freeman                  Gerald I. Quinn
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Signature of Witness                    Name of Duly Authorized Officer

Richard P. Freeman
----------------------------------
Name of Witness

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